UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 33-131084

Date of Report: November 11, 2007

FLEURS DE VIE, INC.

(Exact name of registrant as specified in its charter)

Nevada                                                                                                                                                                        20-2388650

(State of other jurisdiction of

(IRS Employer

incorporation or organization

Identification No.)

100 Wall Street, 15th Floor, New York, NY                                                                                                                      10005

(Address of principal executive offices)

(Zip Code)

(212) 232-0120

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers

On November 11, 2007 David H. Smith resigned from his position as a member of the Board of Directors of Fleurs de Vie, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fleurs de Vie, Inc.

Dated:  November 14, 2007

By:/s/ Dr. Huakang Zhou

       Dr. Huakang Zhou, Chief Executive Officer